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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of The E. W. Scripps Company and subsidiary companies on Form S-8 of our report dated March 3, 2004, appearing in the Annual Report on Form 10-K of The E. W. Scripps Company and subsidiary companies for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP
Cincinnati, Ohio
October 29, 2004